UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 20, 2021

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 West 43rd Street, 12th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493-6558

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAC	The Nasdaq Stock Market LLC
Rights	MCACR	The Nasdaq Stock Market LLC
Units	MCACU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Mountain Crest Acquisition Corp. (the “Company”) is filing the remarks made by a Nasdaq executive and Dr. Suying Liu, the Company’s Chairman and Chief Executive Officer, at the Nasdaq Virtual Closing Bell on January 20, 2021 (“Closing Bell Remarks”), related to the initial public offering of Mountain Crest Acquisition Corp., II (“MCAD”) on the Nasdaq Capital Market. Dr. Liu and the Company’s Chief Financial Officer, Mr. Dong Liu, also serve as the Chief Executive Officer and Chief Financial Officer of MCAD, respectively.

Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference are the Closing Bell Remarks.

The information in this Item 7.01 is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act , or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Important Information and Where To Find It

In connection with the proposed business combination described herein (the “Business Combination”), Mountain Crest Acquisition Corp. (“MCAC”) intends to file relevant materials with the SEC, which includes the preliminary proxy statement filed on January 12, 2021 with the SEC, and a definitive proxy statement on Schedule 14A, when available. Promptly after filing its definitive proxy statement with the SEC, MCAC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Business Combination. INVESTORS AND STOCKHOLDERS OF MCAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MCAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCAC, PEI (AS DEFINED BELOW) AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Business Combination (when they become available), and any other documents filed by MCAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting the investor relations section of www.mcacquisition.com.

Participants in the Solicitation

MCAC and its directors and executive officers may be deemed participants in the solicitation of proxies from MCAC’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in MCAC, and additional information regarding the interests of such participants are included in the preliminary proxy statement for the proposed Business Combination and is available at www.sec.gov. Information about MCAC’s directors and executive officers and their ownership of MCAC common stock is set forth in MCAC’s prospectus, dated June 4, 2020, and in the preliminary proxy statement, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation is included in the preliminary proxy statement pertaining to the proposed Business Combination, and will be included in a definitive proxy statement on Schedule 14A, when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Playboy Enterprises, Inc. (“PEI”) and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MCAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the preliminary proxy statement for the proposed Business Combination, and will be included in a definitive proxy statement on Schedule 14A, when it becomes available.

Forward-Looking Statements

The foregoing script contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in script regarding the proposed transactions contemplated by the agreement and plan of merger, dated as of September 30, 2020, by and among MCAC, PEI, MCAC Merger Sub Inc. and Suying Liu (as it may be amended and/or restated from time to time, the “Merger Agreement”), including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on MCAC’s and PEI’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against MCAC and PEI following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of MCAC and PEI, certain regulatory approvals, or satisfy other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on PEI’s business and/or the ability of the parties to complete the proposed Business Combination; (6) the inability to obtain or maintain the listing of MCAC’s shares of Common Stock on Nasdaq following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of PEI to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that MCAC or PEI may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to PEI; (13) risks related to the organic and inorganic growth of PEI’s business and the timing of expected business milestones; (14) the amount of redemption requests made by MCAC’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of MCAC for its initial public offering dated June 4, 2020 filed with the SEC and the preliminary proxy statement on Schedule 14A filed on January 12, 2021 relating to the proposed Business Combination, including those under “Risk Factors” therein, and in MCAC’s other filings with the SEC. MCAC cautions that the foregoing list of factors is not exclusive. MCAC and PEI caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MCAC and PEI do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Closing Bell Remarks, dated January 20, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2021

MOUNTAIN CREST ACQUISITION CORP

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer

4